Exhibit 10.26.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 5 to Second Amended and Restated Master Repurchase Agreement, dated as of November 24, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH, ALPINE SECURITIZATION LTD (the “Buyers”), AMERIHOME MORTGAGE COMPANY, LLC (the “Seller”) and AHMC HOLDING I LLC (the “REO Subsidiary”).

RECITALS

Administrative Agent, Buyers, Seller and REO Subsidiary are parties to that certain (a) Second Amended and Restated Master Repurchase Agreement, dated as of May 9, 2018 (as amended by Amendment No. 1, dated as of August 22, 2018, Amendment No. 2, dated as of May 3, 2019, Amendment No. 3, dated as of June 19, 2019 and Amendment No. 4, dated as of July 27, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Second Amended and Restated Pricing Side Letter, dated as of May 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or Pricing Side Letter, as applicable.

Administrative Agent, Buyers and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Administrative Agent, Buyers and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Covenants.  Section 14 of the Existing Repurchase Agreement is hereby amended by deleting paragraph t. in its entirety and replacing it with the following:

t.              Indebtedness.  If any Seller Party shall incur any additional material Indebtedness, including without limitation, any Indebtedness relating to any mortgage servicing rights or corporate or servicing advances, (other than (i) the Existing Indebtedness in amounts specified on Exhibit C hereto and (ii) usual and customary accounts payable for a mortgage company), such Seller Party shall provide written notice to Administrative Agent promptly upon such Seller Party entering into such Indebtedness.

SECTION 2.         Events of Default. Section 15 of the Existing Repurchase Agreement is hereby amended by deleting paragraph b. in its entirety and replacing it with the following:

b.             Cross Default.  Any Seller Party or any of a Seller Party’s Affiliates shall be in default under (i) any Indebtedness, including, without limitation, the VFN Repurchase Agreement, in the aggregate, in excess of (x) $[***] with respect to Seller or of such Affiliate or (y) $[***] with respect to REO Subsidiary which default (1) involves the failure to pay a matured obligation past any applicable cure periods provided for under such Indebtedness, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract in excess of (x) $[***] to which Seller or such Affiliate is a party or (y) $[***] to which REO Subsidiary is a party which default (1) involves the failure to pay a matured obligation past any applicable cure periods provided for under such contract, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract, or (iii) any Indebtedness of Seller owed under a “to be allocated” (TBA) commitment or a master securities contract which default has resulted in the acceleration of the maturity of all obligations by any other party to or beneficiary with respect to such Indebtedness.

SECTION 3.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1          Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)           this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller; and

(b)           such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 4.         Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.         Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

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SECTION 8.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

By:	/s/ Elie Chau
Name: Elie Chau
Title: Vice President

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Elie Chau
Name: Elie Chau
Title: Vice President

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

Signature Page to Amendment No. 5 to Second Amended and Restated Master Repurchase Agreement

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: EVP – Capital Markets

AHMC HOLDING I LLC, as REO Subsidiary

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: EVP – Capital Markets

Signature Page to Amendment No. 5 to Second Amended and Restated Master Repurchase Agreement